UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 12, 2004

AMERIPATH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22313	65-0642485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7289 Garden Road, Suite 200, Riviera Beach, Florida	33404
(Address of Principal Executive Offices)	(Zip Code)

(561)712-6200

(Registrant’s Telephone Number, including Area Code)

Item 12. Results of Operations and Financial Condition.

On August 12, 2004, AmeriPath, Inc. issued a press release reporting on its financial results for the quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In accordance with General Instruction B.6. of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIPATH, INC.

Date: August 12, 2004	By:	/s/ David L. Redmond
	Name:	David L. Redmond
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 12, 2004, with respect to the Registrant’s financial results for the three months ended June 30, 2004.